Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	May. 31, 2015	May. 31, 2014
Trade accounts receivable, allowances	$ 24,526	$ 27,641
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, authorized	50,000,000	50,000,000
Preferred stock, issued	0	0
Common stock, par value	$ 0.01	$ 0.01
Common stock, authorized	300,000,000	300,000,000
Common stock, issued	138,828,000	138,039,000
Common stock, outstanding	133,203,000	133,273,000